EXHIBIT 99.4
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                             The Swap Confirmation

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Deutsche Bank
Aktiengesellschaft




To: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Certificate Swap Account for IndyMac INDX Mortgage Loan Trust 2006-AR15

Attn:        Ronaldo Reyes

Fax No:      (714) 247-6285

From:        DEUTSCHE BANK AG, NEW YORK BRANCH

Date:        May 30, 2006

Reference:   Global No.

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee for the Certificate Swap Account for IndyMac INDX Mortgage Loan Trust 2006-AR15 ("Counterparty") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR15 dated as of May 1, 2006 among IndyMac Bank, F.S.B., as depositor, IndyMac Bank, F.S.B., as Seller, IndyMac Bank, F.S.B., as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 30, 2006, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.



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      Capitalized terms used in this Confirmation and not defined in the
Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms
      -------------

      Trade Date:                 May 30, 2006

      Effective Date:             June 25, 2006

      Termination Date:           April 25, 2011, subject to adjustment in
                                  accordance with the Following Business Day
                                  Convention.

      Notional Amount:            With respect to any Calculation Period the
                                  amount set forth for such period in Annex A attached hereto.
      Floating Amounts:

            Floating Rate Payer:  DBAG

            Floating Rate Payer   Early Payment shall be applicable.  For each
            Payment Dates:        Calculation Period, the Floating Rate Payer
                                  Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                  Period End Date.

            Floating Rate Payer   The 25th of each month in each year from (and
            Period End Dates:     including) July 25, 2006 to (and  including)
                                  the Termination Date, subject to adjustment in accordance with the Following Business
                                  Day Convention.

            Floating Amount:      The Floating Amount payable by DBAG
                                  shall be an amount equal to the product of
                                  (i) the Notional Amount for such Floating
                                  Rate Payer Payment Date, (ii) the Floating
                                  Rate, (iii) 250 and (iv) the Floating rate
                                  Day Count Fraction.

            Floating Rate Option: USD-LIBOR-BBA.

            Designated Maturity:  One Month

            Spread:               None

            Floating Rate Day     Actual/360
            Count Fraction:

            Reset Dates:          The first day of each Calculation Period.

            Compounding:          Inapplicable


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      Fixed Amounts:
      --------------

            Fixed Rate Payer:     Counterparty

            Fixed Rate Payer      The 25th of each  month in each year from (and
            Payment Dates:        including) July 25, 2006 to (and including)
                                  the Termination Date, subject to adjustment in accordance with the Following Business
                                  Day Convention.

            Fixed Rate Payer      The 25th of each month in each year from (and
            Period End Dates:     including) July 25, 2006 to (and including)
                                  April 25, 2011, with No Adjustment.

            Fixed Amounts:        The Fixed Amount payable by Counterparty shall
                                  be an amount equal to the product of (i) the Notional Amount for such Fixed Rate Payer
                                  Payment Date, (ii) the Fixed Rate, (iii) 250 and (iv) the Fixed Rate Day Count Fraction.

            Fixed Rate:           5.3100%

            Fixed Rate Day Count  30/360
            Fraction:




      Business Days:              New York

      Amendment  to Section 2(c)  Notwithstanding anything to the contrary in
      of the Agreement:           Section 2(c) of the Agreement, amounts that
                                  are payable with respect to Calculation
                                  Periods which end in the same calendar month
                                  (prior to any adjustment of period end
                                  dates) shall be netted, as provided in
                                  Section 2(c) of the Agreement, even if such
                                  amounts are not due on the same payment
                                  date. For avoidance of doubt any payments
                                  pursuant to Section 6(e) of the Agreement
                                  shall not be subject to netting.
      Procedural Terms:
      ----------------
      Account Details:

            Payments to DBAG:     Deutsche Bank Trust Company Americas, New York
                                  Acct# 01 473 969
                                  Swift Code: BKTRUS33

            Payments to           Deutsche Bank Trust Company - Americas
            Counterparty:         ABA # 021001033
                                  Bene Acct. # 014-19-663
                                  Bene Acct. Name NYLTD Funds Control - Stars
                                  West


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                                  Ref: IndyMac INDX 2006-AR15 (IN06AF) Cap/SWAP
                                  payment

            Assignment:           DBAG will not unreasonably withhold or delay
                                  its consent to an assignment of this
                                  Transaction to any other third party.


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Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

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For and on behalf of                  For and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH     DEUTSCHE BANK NATIONAL TRUST
                                      COMPANY, not in its individual or
                                      corporate capacity but solely as Swap
                                      Trustee for the Certificate Swap Account
                                      for IndyMac INDX Mortgage Loan Trust
                                      2006-AR15
---------------------------------------------------------------------------

                                      /s/ Marion Hogan
_____________________________________ _____________________________________
Name:                                 Name: Marion Hogan
Title:                                Title: Associate

---------------------------------------------------------------------------

___________________________________
Name:
Title:


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Annex A

Period Start Date  Period End Date    Notional Amount

        25-Jun-06          25-Jul-06    4,930,705.41
        25-Jul-06          25-Aug-06    4,785,795.48
        25-Aug-06          25-Sep-06    4,645,141.51
        25-Sep-06          25-Oct-06    4,508,618.57
        25-Oct-06          25-Nov-06    4,376,105.40
        25-Nov-06          25-Dec-06    4,247,484.29
        25-Dec-06          25-Jan-07    4,122,640.98
        25-Jan-07          25-Feb-07    4,001,464.59
        25-Feb-07          25-Mar-07    3,883,847.46
        25-Mar-07          25-Apr-07    3,769,685.11
        25-Apr-07          25-May-07    3,658,876.12
        25-May-07          25-Jun-07    3,551,322.04
        25-Jun-07          25-Jul-07    3,446,927.32
        25-Jul-07          25-Aug-07    3,345,599.21
        25-Aug-07          25-Sep-07    3,247,247.67
        25-Sep-07          25-Oct-07    3,151,785.33
        25-Oct-07          25-Nov-07    3,059,127.34
        25-Nov-07          25-Dec-07    2,969,191.39
        25-Dec-07          25-Jan-08    2,881,897.54
        25-Jan-08          25-Feb-08    2,797,168.24
        25-Feb-08          25-Mar-08    2,714,928.17
        25-Mar-08          25-Apr-08    2,635,104.26
        25-Apr-08          25-May-08    2,557,625.56
        25-May-08          25-Jun-08    2,482,423.21
        25-Jun-08          25-Jul-08    2,409,430.38
        25-Jul-08          25-Aug-08    2,338,582.18
        25-Aug-08          25-Sep-08    2,269,815.64
        25-Sep-08          25-Oct-08    2,203,069.64
        25-Oct-08          25-Nov-08    2,138,284.84
        25-Nov-08          25-Dec-08    2,075,403.65
        25-Dec-08          25-Jan-09    2,014,370.18
        25-Jan-09          25-Feb-09    1,955,130.17
        25-Feb-09          25-Mar-09    1,897,630.94
        25-Mar-09          25-Apr-09    1,841,821.38
        25-Apr-09          25-May-09    1,717,699.66
        25-May-09          25-Jun-09    1,667,192.48
        25-Jun-09          25-Jul-09    1,618,169.27
        25-Jul-09          25-Aug-09    1,570,586.46
        25-Aug-09          25-Sep-09    1,524,401.75


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        25-Sep-09          25-Oct-09    1,479,574.09
        25-Oct-09          25-Nov-09    1,436,063.63
        25-Nov-09          25-Dec-09    1,393,831.69
        25-Dec-09          25-Jan-10    1,352,840.72
        25-Jan-10          25-Feb-10    1,313,054.29
        25-Feb-10          25-Mar-10    1,274,437.01
        25-Mar-10          25-Apr-10    1,236,954.56
        25-Apr-10          25-May-10    1,200,573.61
        25-May-10          25-Jun-10    1,165,261.81
        25-Jun-10          25-Jul-10    1,130,987.77
        25-Jul-10          25-Aug-10    1,097,720.99
        25-Aug-10          25-Sep-10    1,065,431.91
        25-Sep-10          25-Oct-10    1,034,091.80
        25-Oct-10          25-Nov-10    1,003,672.80
        25-Nov-10          25-Dec-10     974,147.85
        25-Dec-10          25-Jan-11     945,490.69
        25-Jan-11          25-Feb-11     917,675.84
        25-Feb-11          25-Mar-11     890,678.55
        25-Mar-11          25-Apr-11     864,474.80


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